Exhibit 10.13

THIRD AMENDMENT TO CONVERTIBLE LOAN AGREEMENT

This Amendment (this “Amendment”) to that certain Convertible Loan Agreement is entered into on July 1st , 2022 (the “Third Amendment Date”) by and between Gauzy Ltd., a company incorporated and existing under the laws of the State of Israel having its principal offices at the 14 Hatchiya St., Tel-Aviv, Israel 6816914 (the “Company”), Blue-Red Capital Fund LP, a limited liability partnership registered in the Cayman Islands (“Blue-Red), and Ibex Israel Fund LLLP, a limited liability partnership registered in the State of Delaware (“IBEX” and together with Blue-Red, the “Lenders”) . Each of the Company, Blue-Red and IBEX may be referred to herein as a “Party”, and collectively, the “Parties”.

WHEREAS, the Company and Blue-Red entered into the certain Convertible Loan Agreement, dated January 29, 2020 (the “Initial CLA”), pursuant to which Blue-Red provided the Company with a convertible loan in an amount of US$2,000,000 (the “Initial Loan Amount”), and pursuant to which, Blue-Red were issued a Warrant (of even date thereof), as was attached as Exhibit A to the Initial CLA (the “Initial Blue-Red Warrant”);

WHEREAS, the Initial CLA was amended on March 29, 2020 (the “First Amendment”), for the purpose of receiving the additional funds from IBEX, and Avery Dennison Israel Ltd., a company incorporated under the laws of the State of Israel (“AD”) and pursuant to which, inter alia, IBEX were issued a Warrant (of even date thereof), as was attached as Exhibit II to the First Amendment (the “Initial IBEX Warrant” and together with the Initial Blue-Red Warrant, the “Initial Warrants”);

WHEREAS, AD converted the amount of US $200,000, which they provided pursuant to the First Amendment, into Series C Preferred Shares of the Company in January 2020, and is no long a Party to the CLA;

WHEREAS, on October 17, 2021, the Company, Blue-Red and Ibex entered into a second amendment to the Initial CLA as amended (the “Second Amendment”, and together with the Initial CLA and the First Amendment, the “CLA”), for the purpose of amending certain terms of the CLA; and

WHEREAS, Blue-Red, Ibex and the Company have agreed to amend the CLA and each of the Initial Warrants, as set forth herein.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	The Amended Final Date (as defined in the Second Amendment) shall be amended such that it shall be extended for an additional twelve (12) months to 00:00 on July 31, 2023.

2.	Section 2.2 of the Initial CLA shall be amended such that:

a.	as of August 1, 2022, the interest shall be amended to reflect a net interest rate of twelve percent ( 12%) per annum, compounded on a quarterly basis.

b.	the Interest shall be due and payable (i) upon repayment of the Loan Amount in accordance with Section 5 of the Initial CLA, or (ii) upon the conversion of the Loan Amount in accordance with Section 6 of the Initial CLA, by way of the Company’s conversion of the Interest into Preferred C Shares of the Company at a price per share equal to US$ 47.087, or (iii) repayment of the Interest; as shall be determined by the Lender at its sole discretion.

3.	Immediately prior to, and subject to the closing of, an IPO or a SPAC Transaction (whichever occurs first), the Loan Amount shall automatically convert into shares of the Company as if converted in accordance with Section 6.1 of the CLA. For the purposes hereof, “IPO” and “SPAC Transaction” shall have the meaning given to them in the articles of association of the Company, as in effect from time to time.

4.	The term “Exercise Period” under Section 1 of each of the Initial Warrants, shall be deleted and replace with the following:

“Exercise Period” shall mean a period commencing upon the Third Amendment Date, and ending upon the earlier of (i) the second (2nd) anniversary of: (A) the repayment of the Loan Amount by the Company, or (B) the conversion of the Loan Amount in accordance with the terms of the CLA (whichever occurs first); and (ii) immediately prior to, and subject to the closing of, an IPO or a SPAC Transaction (as defined in the Articles) (whichever occurs first).

5.	Section 2(c) of each of the Initial Warrants, shall be deleted and replace with the following:

This Warrant shall expire upon the expiration of the Exercise Period.

6.	In connection with amending the CLA, each of Blue-Red and IBEX shall be entitled to warrants in the forms attached hereto as Exhibits A-1 and A-2 (the “Second Warrants”), in an amount equal to eighteen percent (18%) of the total outstanding amount under the Agreement as of July 31, 2022 (i.e., the Loan Amount actually received by the Company plus any and all accrued interest, as of July 31, 2022).

7.	Unless otherwise expressly stated, capitalized terms used herein shall have the meanings assigned thereto in the CLA.

8.	This Amendment forms an integral part of the CLA. All of the terms and conditions of the CLA shall remain in full force and effect, except as expressly amended by this Amendment.

9.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above:

Ibex Israel Fund LLLP		Blue-Red Capital Fund LP.

By:	/s/ Brian Montgomery	By:	/s/ Yishai Klein
Name:	Brian Montgomery	Name:	Yishai Klein
Title:	CFO	Title:	Managing Partner

Gauzy Ltd.

By:	/s/ Eyal Peso
Name:	Eyal Peso
Title:	CEO

[Gauzy –3rd Amendment to Convertible Loan Agreement – ______ 2022]

EXHIBIT A-1

BLUE RED SECOND WARRANT

GAUZY LTD.

WARRANT TO PURCHASE PREFERRED SHARES

July 1st , 2022

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

This Certifies That, for value received, Blue-Red Capital Fund LP (the “Holder”) is entitled to subscribe for and purchase at the Exercise Price (as defined below) from Gauzy Ltd., a company incorporated and existing under the laws of the State of Israel having its principal offices at the 14 Hatchiya St., Tel-Aviv, Israel 6816914 (the “Company”) the Warrant Shares (as defined below).

1.	Definitions. Capitalized terms not otherwise defined herein, shall have the meaning ascribed to them in that certain Convertible Loan Agreement by and between the Company and the Holder (as specified therein), dated March 29, 2020, as amended from time to time (the “Agreement”). In addition, as used herein, the following terms shall have the following respective meanings:

“Appraiser” shall mean a reputable independent appraiser selected by the Holder out of a list of three (3) reputable and independent appraisers suggested by the Company.

“Articles” shall mean the Amended and Restated Articles of Association of the Company, as amended from time to time.

“Exercise Amount” shall mean an amount equal to eighteen percent (18%) of the total outstanding amount under the Agreement as of July 31, 2022 (i.e., the Loan Amount actually received by the Company plus any and all accrued interest, as of July 31, 2022).

“Exercise Date” shall mean the date of exercise of this Warrant.

“Exercise Period” shall mean a period commencing as of the date hereof and ending upon the earlier of (i) the tenth (10th) anniversary of: (A) the repayment of the Loan Amount by the Company, or (B) the conversion of the Loan Amount in accordance with the terms of the CLA (whichever occurs first); and (ii) immediately prior to, and subject to the closing of, an IPO or a SPAC Transaction (as defined in the Articles) (whichever occurs first).

“Exercise Price” shall mean an exercise price per Warrant Share equal to the price per share equal to the lower of: (i) US$137.36; and (ii) the final issue price per share of the Company’s Preferred Shares.

“Exercised Shares” shall mean those Warrant Shares exercised by the Holder pursuant hereto.

“Fully Diluted Basis” shall mean all the issued and outstanding share capital of the Company, after giving effect to the conversion or exercise (as the case may be) of all convertible securities, options and warrants and anti-dilution rights, as well as all other rights or promises of any kind to acquire equity securities of the Company and/or other securities or rights convertible into or exchangeable for equity shares of the Company outstanding as of such time (excluding, however, the unallocated employee option pool).

“IPO” shall mean the consummation of an initial public offering of securities of the Issuer pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or the Israeli Securities Law – 1968, or equivalent law of another jurisdiction.

“Loan Amount” shall have the meaning ascribed thereto in the Agreement.

“M&A Transaction” shall have the meaning ascribed thereto in the Agreement.

“Permitted Transferee” shall mean any of the following: (i) the limited partners or general partner of the Holder; and (ii) persons or entities that, directly or indirectly, control the general partner or each of the limited partners of the Holder, in each case, to the extent no conflict of interest will occur as a result of the assignment of the Holder’s rights under this Warrant to such persons or entities. Provided, that in any case, no transfer or assignment of debt shall be made to any fund or hedge fund whose investment strategy includes purchasing distressed debt, or to a competitor of the Issuer or the Subsidiaries.

“Preferred Shares” shall mean Preferred D Shares of the Company (as defined in the Articles).

“Warrant Shares” shall mean a number of the Preferred Shares to be issued to the Holder, in the amount of (i) the Exercise Amount, divided by (ii) the Exercise Price, and subject to adjustments pursuant to terms hereunder.

2.	Exercise of Warrant.

(a)	Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period by the surrender of this Warrant (with the notice of exercise in the form attached hereto as Exhibit A duly executed) and payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased.

(b)	In lieu of payment as set forth in Section 2(a) above, the Exercise Price may be set off from any amount owed by the Company to the Holder under the Agreement or any other agreement between them.

(c)	This Warrant shall expire upon: (i) the expiration of the Exercise Period; or (ii) the conversion of the Loan Amount into shares of the Company.

(d)	Net Exercise. In lieu of the payment method set forth in Section 2(a) above, the Holder may, at any time and from time to time during the Exercise Period, elect to exchange this Warrant for a number of Preferred Shares equal to the number of Preferred Shares computed using the following formula:

X =	Y (A-B)
A

Where X = the number of Preferred Shares to be issued to the Holder.

Y = the number of Preferred Shares purchasable under this Warrant (as adjusted to the date of such calculation, but excluding those Preferred Shares already issued under this Warrant).

A = the Fair Market Value (as defined below) of one Warrant Share.

B = Exercise Price (as adjusted to the date of such calculation).

“Fair Market Value” of a Warrant Share shall mean:

(i)	If the Company’s shares are not publicly traded, then such value as determined by the Company’s Board of Directors in good faith, provided, however, that in such case, either the Company’s Board of Directors or the Holder shall be entitled to demand that the valuation be supported by an Appraiser whose fees and expenses shall be borne by the Holder.

(ii)	If the Warrant is exercised in the context of an IPO, then the value shall be deemed to be the public offering price (before deduction of discounts, commissions or expenses) in such offering.

(iii)	If the Warrant is exercised in the context of a merger or acquisition or sale of all or substantially all of the assets of the Company or all or substantially all of the Company’s issued and outstanding shares or other transaction defined as an M&A Transaction under subsection (i) of the definition M&A Transaction, then the value shall be deemed to be the price per share of the Company at the closing of such transaction.

(e)	Issuance of Shares on Exercise. Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercised Shares, registered in the name of the Holder, shall be issued and delivered to the Holder, together with any cash payment, where applicable, pursuant to Section 5 hereof, by the Company within a reasonable time after the rights represented by this Warrant shall have been so exercised.

(f)	Holder of Record. The person in whose name any certificate or certificates for Exercised Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and, in case of exercise under Section 2(a) only, upon payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates.

3.	Company Representations and Warranties; Covenants.

(a)	Due Authorization, Execution and Issuance. The Company represents and warrants to the Holder as follows: (i) this Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms; (ii) the execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise hereof, will not be, inconsistent with the Company’s governing documents, do not and will not contravene any law, governmental rule or regulation, judgement or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any government authority or agency or other person, other than those consents or approvals that shall have been previously obtained.

(b)	Covenants as to Exercised Shares. The Company covenants and agrees that all Exercised Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all liens and charges with respect to the issuance thereof and free from all preemptive rights of any shareholder. Subject to the provisions of Section 3(c) below, the Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of Preferred Shares to allow for the exercise of rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued Preferred Shares (and ordinary shares issuable upon conversion of such Preferred Shares) shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued number of Preferred Shares and ordinary shares to such number of Preferred Shares as shall be sufficient for such purposes.

(c)	No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out all the provisions of this Warrant and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

4.	Adjustment of Number of Exercised Preferred Shares and Exercise Price.

(a)	Adjustment for Dividends, Share Splits, Recapitalizations, Etc. In the event of changes in the outstanding share capital of the Company by reason of share dividends, share splits, reverse splits, recapitalizations, reclassifications, combinations or exchanges of shares (including upon an automatic conversion of all outstanding Preferred Shares into ordinary shares in accordance with the terms of the Articles), separations, reorganizations, consolidations or mergers of the Company with or into another person (other than a consolidation or merger of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of any outstanding shares), or any adjustment of the conversion price of the Preferred Shares in accordance with the Articles and unless this Warrant expires in accordance with the terms herein, the number and class of shares available for purchase under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder, on exercise for the same aggregate Exercise Price, the total number and class of shares or other securities or property as the Holder would have owned had this Warrant been exercised prior to such event and had the Holder continued to hold such shares until after the event requiring such adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercised Shares subject to this Warrant. For the avoidance of doubt, the Holder shall be entitled to the benefit of all adjustments in the number of ordinary shares of the Company issuable upon conversion of the Preferred Shares which occur prior to the exercise of this Warrant, including without limitation, any increase in the number of ordinary shares issuable upon conversion as a result of a dilutive issuance of share capital.

(b)	Notice of Adjustment. If the Company performs any of the actions or enters into any of the transactions described in Section 4(a), then, in any one or more of the said cases, the Company shall give the Holder prior written notice of such actions and/or transactions, including a description thereof and any record date relevant to such actions and transactions. Such written notice shall be given at least seven (7) days prior to the action in question and at least seven (7) days prior to the record date in respect thereto.

(c)	Certificate of Adjustment. Whenever the Exercise Price or the number of Exercised Shares purchasable hereunder shall be adjusted pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Exercised Shares purchasable hereunder after giving effect to such adjustment, and shall provide such certificate to the Holder.

5.	Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto, and the Warrant Shares issuable hereunder shall be rounded to the closest whole number.

6.	M&A Transaction. The Company shall provide a notice to the Holder informing it, in sufficient detail, of an M&A Transaction, at least ten (10) Business Days prior to the consummation thereof, all subject to a confidentiality undertaking towards the counterparty to the M&A Transaction.

7.	No Shareholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

8.	Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

9.	Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, or by electronic mail, or otherwise delivered personally or by courier, to the addresses stated in the preamble of this Warrant or to such other address, or to the attention of such other person, with respect to a party as such party shall notify the other party in writing as above provided. Any notice sent in accordance with this Section shall be deemed delivered (i) if mailed, three (3) Business Days after mailing, (ii) if sent by courier, upon delivery, and (iii) if sent via facsimile or electronic mail, upon transmission and electronic confirmation of receipt, or, if transmitted and received on a day which is not a Business Day, on the first Business Day following transmission and electronic confirmation of receipt.

10.	Assignment. The Holder may freely assign, sell or transfer its rights and obligations under this Warrant (in whole, and not in part) to any Permitted Transferee. The Company shall reasonably cooperate as required to complete any such assignment, including (but not limited to) signing all documents and statements of any kind required to complete such transfer.

11.	Governing Law; Jurisdiction. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed in accordance with the laws of the State of Israel, without regard to conflict of law provisions thereof. The competent courts in Tel-Aviv-Jaffa, Israel shall have exclusive jurisdiction over any matter arising in connection with this Warrant.

12.	Modification; Waiver. Any provision of this Warrant may be amended or waived only by the written consent of the Company and the Holder.

13.	Taxes.

(a)	Each of the Company and the Holder will bear its own tax consequences arising from the grant of this Warrant or exercise of any of the Warrant Shares. To this end, the Company shall withhold any taxes at source to the extent required by applicable law, unless the Holder presents the Company, in a timely manner, with a valid exemption from such withholding at source, issued by the Israeli Tax Authority, in which case the Company shall act in accordance with such certificate. In the event that the Company pays any withholding tax, the Holder shall promptly indemnify the Company for any amounts it has so paid.

(b)	Notwithstanding the foregoing, or anything to the contrary herein, the Company may hold in escrow, by itself or through a trustee nominated by the Company, a reasonable amount of Exercised Shares (or any amount of shares to which such Exercised Shares were converted) to secure payment by the Holder of its obligations under this Section 13, unless (i) the Holder has presented to the Company a valid certificate issued by the Israeli Tax Authority providing for exemption from tax withholding at the rate of one hundred percent (100%), at least two (2) Business Days prior to the date in which the Warrant is exercised; or (ii) the Company has received from the Holder an amount of immediately available funds sufficient to cover the potential payment of tax required in connection with the exercise of the applicable Exercised Shares. To the extent the Holder fails to satisfy its obligations hereunder, the Company shall be entitled to sell (or order the trustee to sell, to the extent applicable) such amount of Exercised Shares (or amount of shares to which such Exercised Shares were converted) and use the proceeds received from the sale to pay itself for any amounts the Holder is required to pay under this Section 13.

(c)	Without limiting the foregoing, subject to applicable law, the Holder may instruct the Company to not withhold taxes and to hold in escrow, by itself or through a trustee nominated by the Company, a reasonable amount of Exercised Shares (or any amount of shares to which such Exercised Shares were converted) to secure payment by the Holder of its obligations under this Section 13 for a period of up to three (3) months so as to allow the Holder to receive the appropriate exemption from the Israeli Tax Authority.

[Signature Page Follows]

In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

Gauzy Ltd.

By:
Name:
Title:

Agreed and Acknowledged:

Blue-Red Capital Fund LP

By:
Name:
Title:

[Signature Page Warrant]

Exhibit A

NOTICE OF EXERCISE

TO:	Gauzy Ltd.

1.	Election. The undersigned hereby elects to purchase Preferred Shares of Gauzy Ltd. (the “Company”) pursuant to the terms of the attached Warrant. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

2.	Form of Warrant Exercise Price. The undersigned intends that payment of the Exercise Price shall be made as:

2.1.	a “Cash Exercise” with respect to ___________ Warrant Shares, and tenders herewith payment of $___________;

2.2.	a “Cash Exercise” with respect to ___________ Warrant Shares, in consideration for the set off of $___________ owed to the Holder by the Company; and/or

2.3.	a “Cashless Exercise”.

3.	Issuance Instruction. Please issue a certificate or certificates representing said ___________Preferred Shares in the name of the undersigned:

________________________

(Name)

________________________

________________________

(Address)

(Date)	(Signature)

(Print name)

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EXHIBIT A-2

IBEX SECOND WARRANT

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GAUZY LTD.

WARRANT TO PURCHASE PREFERRED SHARES

July 1st , 2022

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

This Certifies That, for value received, Ibex Israel Fund LLLP (the “Holder”) is entitled to subscribe for and purchase at the Exercise Price (as defined below) from Gauzy Ltd., a company incorporated and existing under the laws of the State of Israel having its principal offices at the 14 Hatchiya St., Tel-Aviv, Israel 6816914 (the “Company”) the Warrant Shares (as defined below).

14.	Definitions. Capitalized terms not otherwise defined herein, shall have the meaning ascribed to them in that certain Convertible Loan Agreement by and between the Company and the Holder (as specified therein), dated March 29, 2020, as amended from time to time (the “Agreement”). In addition, as used herein, the following terms shall have the following respective meanings:

“Appraiser” shall mean a reputable independent appraiser selected by the Holder out of a list of three (3) reputable and independent appraisers suggested by the Company.

“Articles” shall mean the Amended and Restated Articles of Association of the Company, as amended from time to time.

“Exercise Amount” shall mean an amount equal to eighteen percent (18%) of the total outstanding amount under the Agreement as of July 31, 2022 (i.e., the Loan Amount actually received by the Company plus any and all accrued interest, as of July 31, 2022).

“Exercise Date” shall mean the date of exercise of this Warrant.

“Exercise Period” shall mean a period commencing as of the date hereof and ending upon the earlier of (i) the tenth (10th) anniversary of: (A) the repayment of the Loan Amount by the Company, or (B) the conversion of the Loan Amount in accordance with the terms of the CLA (whichever occurs first); and (ii) immediately prior to, and subject to the closing of, an IPO or a SPAC Transaction (as defined in the Articles) (whichever occurs first).

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“Exercise Price” shall mean an exercise price per Warrant Share equal to the price per share equal to the lower of: (i) US$137.36; and (ii) the final issue price per share of the Company’s Preferred Shares.

“Exercised Shares” shall mean those Warrant Shares exercised by the Holder pursuant hereto.

“Fully Diluted Basis” shall mean all the issued and outstanding share capital of the Company, after giving effect to the conversion or exercise (as the case may be) of all convertible securities, options and warrants and anti-dilution rights, as well as all other rights or promises of any kind to acquire equity securities of the Company and/or other securities or rights convertible into or exchangeable for equity shares of the Company outstanding as of such time (excluding, however, the unallocated employee option pool).

“IPO” shall mean the consummation of an initial public offering of securities of the Issuer pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or the Israeli Securities Law – 1968, or equivalent law of another jurisdiction.

“Loan Amount” shall have the meaning ascribed thereto in the Agreement.

“M&A Transaction” shall have the meaning ascribed thereto in the Agreement.

“Permitted Transferee” shall mean any of the following: (i) the limited partners or general partner of the Holder; and (ii) persons or entities that, directly or indirectly, control the general partner or each of the limited partners of the Holder, in each case, to the extent no conflict of interest will occur as a result of the assignment of the Holder’s rights under this Warrant to such persons or entities. Provided, that in any case, no transfer or assignment of debt shall be made to any fund or hedge fund whose investment strategy includes purchasing distressed debt, or to a competitor of the Issuer or the Subsidiaries.

“Preferred Shares” shall mean Preferred D Shares of the Company (as defined in the Articles).

“Warrant Shares” shall mean a number of the Preferred Shares to be issued to the Holder, in the amount of (i) the Exercise Amount, divided by (ii) the Exercise Price, and subject to adjustments pursuant to terms hereunder.

15.	Exercise of Warrant.

(g)	Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period by the surrender of this Warrant (with the notice of exercise in the form attached hereto as Exhibit A duly executed) and payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased.

(h)	In lieu of payment as set forth in Section 2(a) above, the Exercise Price may be set off from any amount owed by the Company to the Holder under the Agreement or any other agreement between them.

(i)	This Warrant shall expire upon: (i) the expiration of the Exercise Period; or (ii) the conversion of the Loan Amount into shares of the Company.

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(j)	Net Exercise. In lieu of the payment method set forth in Section 2(a) above, the Holder may, at any time and from time to time during the Exercise Period, elect to exchange this Warrant for a number of Preferred Shares equal to the number of Preferred Shares computed using the following formula:

X =	Y (A-B)
A

Where X = the number of Preferred Shares to be issued to the Holder.

Y = the number of Preferred Shares purchasable under this Warrant (as adjusted to the date of such calculation, but excluding those Preferred Shares already issued under this Warrant).

A = the Fair Market Value (as defined below) of one Warrant Share.

B = Exercise Price (as adjusted to the date of such calculation).

“Fair Market Value” of a Warrant Share shall mean:

(iv)	If the Company’s shares are not publicly traded, then such value as determined by the Company’s Board of Directors in good faith, provided, however, that in such case, either the Company’s Board of Directors or the Holder shall be entitled to demand that the valuation be supported by an Appraiser whose fees and expenses shall be borne by the Holder.

(v)	If the Warrant is exercised in the context of an IPO, then the value shall be deemed to be the public offering price (before deduction of discounts, commissions or expenses) in such offering.

(vi)	If the Warrant is exercised in the context of a merger or acquisition or sale of all or substantially all of the assets of the Company or all or substantially all of the Company’s issued and outstanding shares or other transaction defined as an M&A Transaction under subsection (i) of the definition M&A Transaction, then the value shall be deemed to be the price per share of the Company at the closing of such transaction.

(k)	Issuance of Shares on Exercise. Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercised Shares, registered in the name of the Holder, shall be issued and delivered to the Holder, together with any cash payment, where applicable, pursuant to Section 5 hereof, by the Company within a reasonable time after the rights represented by this Warrant shall have been so exercised.

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(l)	Holder of Record. The person in whose name any certificate or certificates for Exercised Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and, in case of exercise under Section 2(a) only, upon payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates.

16.	Company Representations and Warranties; Covenants.

(a)	Due Authorization, Execution and Issuance. The Company represents and warrants to the Holder as follows: (i) this Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms; (ii) the execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise hereof, will not be, inconsistent with the Company’s governing documents, do not and will not contravene any law, governmental rule or regulation, judgement or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any government authority or agency or other person, other than those consents or approvals that shall have been previously obtained.

(b)	Covenants as to Exercised Shares. The Company covenants and agrees that all Exercised Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all liens and charges with respect to the issuance thereof and free from all preemptive rights of any shareholder. Subject to the provisions of Section 3(c) below, the Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of Preferred Shares to allow for the exercise of rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued Preferred Shares (and ordinary shares issuable upon conversion of such Preferred Shares) shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued number of Preferred Shares and ordinary shares to such number of Preferred Shares as shall be sufficient for such purposes.

(c)	No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out all the provisions of this Warrant and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

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17.	Adjustment of Number of Exercised Preferred Shares and Exercise Price.

(a)	Adjustment for Dividends, Share Splits, Recapitalizations, Etc. In the event of changes in the outstanding share capital of the Company by reason of share dividends, share splits, reverse splits, recapitalizations, reclassifications, combinations or exchanges of shares (including upon an automatic conversion of all outstanding Preferred Shares into ordinary shares in accordance with the terms of the Articles), separations, reorganizations, consolidations or mergers of the Company with or into another person (other than a consolidation or merger of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of any outstanding shares), or any adjustment of the conversion price of the Preferred Shares in accordance with the Articles and unless this Warrant expires in accordance with the terms herein, the number and class of shares available for purchase under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder, on exercise for the same aggregate Exercise Price, the total number and class of shares or other securities or property as the Holder would have owned had this Warrant been exercised prior to such event and had the Holder continued to hold such shares until after the event requiring such adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercised Shares subject to this Warrant. For the avoidance of doubt, the Holder shall be entitled to the benefit of all adjustments in the number of ordinary shares of the Company issuable upon conversion of the Preferred Shares which occur prior to the exercise of this Warrant, including without limitation, any increase in the number of ordinary shares issuable upon conversion as a result of a dilutive issuance of share capital.

(b)	Notice of Adjustment. If the Company performs any of the actions or enters into any of the transactions described in Section 4(a), then, in any one or more of the said cases, the Company shall give the Holder prior written notice of such actions and/or transactions, including a description thereof and any record date relevant to such actions and transactions. Such written notice shall be given at least seven (7) days prior to the action in question and at least seven (7) days prior to the record date in respect thereto.

(c)	Certificate of Adjustment. Whenever the Exercise Price or the number of Exercised Shares purchasable hereunder shall be adjusted pursuant to this Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Exercised Shares purchasable hereunder after giving effect to such adjustment, and shall provide such certificate to the Holder.

18.	Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto, and the Warrant Shares issuable hereunder shall be rounded to the closest whole number.

19.	M&A Transaction. The Company shall provide a notice to the Holder informing it, in sufficient detail, of an M&A Transaction, at least ten (10) Business Days prior to the consummation thereof, all subject to a confidentiality undertaking towards the counterparty to the M&A Transaction.

20.	No Shareholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

21.	Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

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22.	Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, or by electronic mail, or otherwise delivered personally or by courier, to the addresses stated in the preamble of this Warrant or to such other address, or to the attention of such other person, with respect to a party as such party shall notify the other party in writing as above provided. Any notice sent in accordance with this Section shall be deemed delivered (i) if mailed, three (3) Business Days after mailing, (ii) if sent by courier, upon delivery, and (iii) if sent via facsimile or electronic mail, upon transmission and electronic confirmation of receipt, or, if transmitted and received on a day which is not a Business Day, on the first Business Day following transmission and electronic confirmation of receipt.

23.	Assignment. The Holder may freely assign, sell or transfer its rights and obligations under this Warrant (in whole, and not in part) to any Permitted Transferee. The Company shall reasonably cooperate as required to complete any such assignment, including (but not limited to) signing all documents and statements of any kind required to complete such transfer.

24.	Governing Law; Jurisdiction. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed in accordance with the laws of the State of Israel, without regard to conflict of law provisions thereof. The competent courts in Tel-Aviv-Jaffa, Israel shall have exclusive jurisdiction over any matter arising in connection with this Warrant.

25.	Modification; Waiver. Any provision of this Warrant may be amended or waived only by the written consent of the Company and the Holder.

26.	Taxes.

(a)	Each of the Company and the Holder will bear its own tax consequences arising from the grant of this Warrant or exercise of any of the Warrant Shares. To this end, the Company shall withhold any taxes at source to the extent required by applicable law, unless the Holder presents the Company, in a timely manner, with a valid exemption from such withholding at source, issued by the Israeli Tax Authority, in which case the Company shall act in accordance with such certificate. In the event that the Company pays any withholding tax, the Holder shall promptly indemnify the Company for any amounts it has so paid.

(b)	Notwithstanding the foregoing, or anything to the contrary herein, the Company may hold in escrow, by itself or through a trustee nominated by the Company, a reasonable amount of Exercised Shares (or any amount of shares to which such Exercised Shares were converted) to secure payment by the Holder of its obligations under this Section 13, unless (i) the Holder has presented to the Company a valid certificate issued by the Israeli Tax Authority providing for exemption from tax withholding at the rate of one hundred percent (100%), at least two (2) Business Days prior to the date in which the Warrant is exercised; or (ii) the Company has received from the Holder an amount of immediately available funds sufficient to cover the potential payment of tax required in connection with the exercise of the applicable Exercised Shares. To the extent the Holder fails to satisfy its obligations hereunder, the Company shall be entitled to sell (or order the trustee to sell, to the extent applicable) such amount of Exercised Shares (or amount of shares to which such Exercised Shares were converted) and use the proceeds received from the sale to pay itself for any amounts the Holder is required to pay under this Section 13.

(c)	Without limiting the foregoing, subject to applicable law, the Holder may instruct the Company to not withhold taxes and to hold in escrow, by itself or through a trustee nominated by the Company, a reasonable amount of Exercised Shares (or any amount of shares to which such Exercised Shares were converted) to secure payment by the Holder of its obligations under this Section 13 for a period of up to three (3) months so as to allow the Holder to receive the appropriate exemption from the Israeli Tax Authority.

[Signature Page Follows]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

Gauzy Ltd.

By:
Name:
Title:

Agreed and Acknowledged:

Ibex Israel Fund LLLP

By:
Name:
Title:

[Signature Page Warrant]

Exhibit A

NOTICE OF EXERCISE

TO:	Gauzy Ltd.

4.	Election. The undersigned hereby elects to purchase Preferred Shares of Gauzy Ltd. (the “Company”) pursuant to the terms of the attached Warrant. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

5.	Form of Warrant Exercise Price. The undersigned intends that payment of the Exercise Price shall be made as:

5.1.	a “Cash Exercise” with respect to ___________ Warrant Shares, and tenders herewith payment of $___________;

5.2.	a “Cash Exercise” with respect to ___________ Warrant Shares, in consideration for the set off of $___________ owed to the Holder by the Company; and/or

5.3.	a “Cashless Exercise”.

6.	Issuance Instruction. Please issue a certificate or certificates representing said ___________Preferred Shares in the name of the undersigned:

________________________

(Name)

________________________

________________________

(Address)

(Date)	(Signature)

(Print name)